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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C. 20549

                                  FORM 8-K
                               CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report:  September 30, 1996




                            EMERGENT GROUP, INC.
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           (Exact name of registrant as specified in its charter)



South Carolina                       0-8909                   57-0513287
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(State or other                    (Commission             (I.R.S. Employer
jurisdiction of                    File Number)            Identification
incorporation)                                                 Number)



Suite 750, 15 South Main Street, Greenville, South Carolina  29601
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(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number including area code (803) 235-8056
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ITEM 5.  OTHER EVENTS

        The Company reported on June 9, 1996 on Form 8-K that First Greensboro Home Equity, Inc. and First Greensboro Home Equity of Arkansas, Inc. (collectively, "First Greensboro") had terminated their agreement with certain Emergent Group, Inc. subsidiaries. This termination resulted in litigation described in the Company's Form 10-Q for the quarter ended June 30, 1996.

        On September 17, 1996, First Greensboro and the Company entered into a settlement agreement resolving all issues associated with such litigation and such contract termination, in connection with which settlement, First Greensboro paid the Company $7,250,901.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statements of the Business Acquired.  Not applicable.

(b)     Pro Forma Financial Information.  Not applicable.

(c)     Exhibits

        None


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                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed and on its behalf by the undersigned hereto duly authorized.

                                                EMERGENT GROUP, INC.



Date:    October 2, 1996                   BY:  /s/ Kevin J. Mast
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                                                Kevin J. Mast
                                                Vice President, Treasurer &
                                                Chief Financial Officer




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